                                                                    EXHIBIT 99.1

CASE NAME:    KEVCO, INC.                                          ACCRUAL BASIS

CASE NUMBER:  401-40783-BJH-11

JUDGE:        BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                              FORT WORTH DIVISION
                              ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                  EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                               CHIEF FINANCIAL OFFICER
---------------------------------------          -------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      OCTOBER 11, 2001
---------------------------------------          -------------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------          -------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                      OCTOBER 11, 2001
---------------------------------------          -------------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 1

CASE NUMBER:   401-40783-BJH-11



COMPARATIVE BALANCE SHEET


                                                                  SCHEDULED            MONTH              MONTH
ASSETS                                                              AMOUNT             JUL-01            AUGUST-01        MONTH
------                                                            ---------            ------            ---------        -----

1.     Unrestricted Cash (FOOTNOTE)                                  1,000              1,000             1,000
2.     Restricted Cash
3.     Total Cash                                                    1,000              1,000             1,000
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                         459,000          2,801,750         2,300,000
9.     Total Current Assets                                        460,000          2,802,750         2,301,000
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)          4,790,071          6,814,921         6,814,921
15.    Other (Attach List)                                     613,299,110        310,687,331       310,687,331
16.    Total Assets                                            618,549,181        320,305,002       319,803,252

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                         70,858,165        71,830,484
23.    Total Post Petition Liabilities                                             70,858,165        71,830,484

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                  75,885,064         15,071,491        14,930,296
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                     136,505,780        141,833,049       141,833,049
28.    Total Pre Petition Liabilities                          212,390,844        156,904,540       156,763,345
29.    Total Liabilities                                       212,390,844        227,762,705       228,593,829

EQUITY

30.    Pre Petition Owners' Equity                                                406,158,337       406,158,337
31.    Post Petition Cumulative Profit Or (Loss)                                   (4,116,032)       (5,448,906)
32.    Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                  (309,500,008)     (309,500,008)
33.    Total Equity                                                                92,542,297        91,209,423
34.    Total Liabilities and Equity                                               320,305,002       319,803,252


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
CASE NAME:     KEVCO, INC.                                      SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET



                                                              SCHEDULED             MONTH               MONTH
ASSETS                                                         AMOUNT               JUL-01            AUGUST-01           MONTH
------                                                        ---------             ------            ---------           -----
A.    Prepaid Escrowed Retention Pmts.                          459,000
B.    Receivable from Adorn (FOOTNOTE)                                             2,801,750          2,300,000
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                     459,000            2,801,750          2,300,000

A.    Capitalized loan costs                                  4,790,071            4,311,436          4,311,436
B.    Investment in Subsidiaries                                                   2,503,485          2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                        4,790,071            6,814,921          6,814,921

A.    Intercompany Receivables (FOOTNOTE)                   306,649,555
B.    Interco. Promissory Note (FOOTNOTE)                   235,981,314          235,981,314        235,981,314
C.    Interco. Royalties (FOOTNOTE)                          70,668,241           74,706,017         74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                                613,299,110          310,687,331        310,687,331

POST PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                                                63,692,244         63,440,494
B.    Accrued Interest on Notes/Bonds                                              7,165,921          8,389,990
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                             70,858,165         71,830,484

PRE PETITION LIABILITIES

A.    Interco. Liabilities (FOOTNOTE)                         8,005,780            8,005,780          8,005,780
B.    10 3/8% Sr. Sub. Notes                                105,000,000          105,000,000        105,000,000
C.    Senior Sub. Exchangeable Notes                         23,500,000           23,500,000         23,500,000
D.    Accrued Interest on Notes/Bonds                                              5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                       136,505,780          141,833,049        141,833,049

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 2

CASE NUMBER:   401-40783-BJH-11


INCOME STATEMENT



                                                            MONTH              MONTH                               QUARTER
REVENUES                                                    JUL-01           AUGUST-01             MONTH            TOTAL
--------                                                    ------           ---------             -----           -------
1.    Gross Revenues
2.    Less: Returns & Discounts
3.    Net Revenue

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)
17.   Non-Operating Expense (Att List)
18.   Interest Expense                                     1,436,566          1,332,874                             2,769,440
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                         (1,436,566)        (1,332,874)                           (2,769,440)

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                   (1,436,566)        (1,332,874)                           (2,769,440)



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

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 3

CASE NUMBER:  401-40783-BJH-11



CASH RECEIPTS AND                                      MONTH              MONTH                                    QUARTER
DISBURSEMENTS                                          JUL-01           AUGUST-01         MONTH                     TOTAL
-----------------                                      ------           ---------         -----                    -------

1.    Cash - Beginning Of Month                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month


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

CASE NAME:    KEVCO, INC., ET AL                SUPPLEMENT TO ACCRUAL BASIS -3
                                                AUGUST, 2001
CASE NUMBER:  401-40783-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS



                                              DIST LP       MFG        MGMT     HOLDING     COMP      KEVCO INC     TOTAL
                                              -------       ---        ----     -------     ----      ---------     -----
 1    CASH-BEGINNING OF MONTH                      --     153,739   4,259,402    4,631      5,668        1,000     4,424,440

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   --          --                                                         --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                 --          --                                                         --
 4    POST PETITION                                            --                                                         --

 5    TOTAL OPERATING RECEIPTS                     --          --          --       --         --           --            --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                         --                                                         --
 7    SALE OF ASSETS                                      250,000                                                    250,000
 8    OTHER                                    53,554      60,449       7,229       --         --           --       121,232
       INTERCOMPANY TRANSFERS                  97,483     (10,425)    (77,851)  (4,084)    (5,123)                        --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                            53,554      60,247                              --
              INTEREST INCOME                                 202       7,229

 9    TOTAL NON OPERATING RECEIPTS            151,037     300,024     (70,622)  (4,084)    (5,123)          --       371,232

10    TOTAL RECEIPTS                          151,037     300,024     (70,622)  (4,084)    (5,123)          --       371,232

11    CASH AVAILABLE                          151,037     453,763   4,188,780      547        545        1,000     4,795,672

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              99,215                 128,012                                        227,227
13    PAYROLL TAXES PAID                                       --      90,139                                         90,139
14    SALES, USE & OTHER TAXES PAID                            --                                                         --
15    SECURED/RENTAL/LEASES                                    --      14,708                                         14,708
16    UTILITIES                                 3,170          79       8,130                                         11,379
17    INSURANCE                                                --      55,317                                         55,317
18    INVENTORY PURCHASES                                      --                                                         --
19    VEHICLE EXPENSE                                          --                                                         --
20    TRAVEL                                                   --                                                         --
21    ENTERTAINMENT                                            --                                                         --
22    REPAIRS & MAINTENANCE                                    --          32                                             32
23    SUPPLIES                                    581          --         195                                            776
24    ADVERTISING                                                                                                         --
25    OTHER                                    48,071     303,179       9,916      547        545           --       362,258
            LOAN PAYMENTS                                 250,000                                                    250,000
              FREIGHT                          12,357          --                                                     12,357
              CONTRACT LABOR                                   --       5,659                                          5,659
              401 K PAYMENTS                                   --                                                         --
              PAYROLL TAX ADVANCE ADP                                                                                     --
              WAGE GARNISHMENTS                                                                                           --
              MISC.                            35,714      53,179       4,257      547        545                     94,242

26    TOTAL OPERATING DISBURSEMENTS           151,037     303,258     306,449      547        545           --       761,836

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                        --     232,374                                        232,374
28    US TRUSTEE FEES                                          --      31,250                                         31,250
29    OTHER                                                                                                               --
30    TOTAL REORGANIZATION EXPENSE                 --          --     263,624       --         --           --       263,624

31    TOTAL DISBURSEMENTS                     151,037     303,258     570,073      547        545           --     1,025,460

32    NET CASH FLOW                                --      (3,234)   (640,695)  (4,631)    (5,668)          --      (654,228)

33    CASH- END OF MONTH                           --     150,505   3,618,707       --         --        1,000     3,770,212

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:     401-40783-BJH-11



                                                    SCHEDULED             MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT              JUL-01            AUGUST-01          MONTH
-------------------------                            ------              ------            ---------          -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                                               0                  0

AGING OF POST PETITION                                    MONTH:   AUGUST-01
TAXES AND PAYABLES                                               --------------


                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                     ------             -------             -------              ----              -----

1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                           0
6.   Accounts Payable                                                                                              0

                                                          MONTH:    AUGUST-01
STATUS OF POST PETITION TAXES                                    --------------


                                           BEGINNING TAX     AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED     (AMOUNT PAID)           LIABILITY
-------                                    -------------     ---------------     -------------           ---------

1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                                      0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                                    0
16.  Total Taxes                                                                                              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


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


CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 5

CASE NUMBER:   401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:     AUGUST-01
                                                             ------------------


BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                                -----------        -----------
A.   BANK:                                        Bank of America                        Other Accounts          TOTAL
B.   ACCOUNT NUMBER:                                3750768521                           (Attach List)
C.   PURPOSE (TYPE):                                DIP Account
1.   Balance Per Bank Statement                               1,000                                              1,000
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                              1,000                                              1,000
6.   Number of Last Check Written                       N/A


INVESTMENT ACCOUNTS

                                               DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE       INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                 -----------       ----------        --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                            0

CASH

12.  Currency On Hand                                                                                             0
13.  Total Cash - End of Month                                                                                1,000


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

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 6

CASE NUMBER:    401-40783-BJH-11
                                                          MONTH:   AUGUST-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                          ---------------


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                        TYPE OF      AMOUNT          TOTAL PAID
              NAME                      PAYMENT       PAID            TO DATE
              ----                      -------      ------          ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders

                                  PROFESSIONALS


                                                    DATE OF
                                                  COURT ORDER                                                              TOTAL
                                                  AUTHORIZING           AMOUNT         AMOUNT           TOTAL PAID       INCURRED &
                     NAME                           PAYMENT            APPROVED         PAID             TO DATE           UNPAID*
                     ----                         -----------          --------        -------          ----------       ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals


    *   Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS




                                                  SCHEDULED             AMOUNTS            TOTAL
                                                  MONTHLY                PAID             UNPAID
                                                  PAYMENTS              DURING              POST
           NAME OF CREDITOR                         DUE                  MONTH            PETITION
           ----------------                       ---------             ------            --------
1.    Bank of America                                                                   14,930,296
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                                             14,930,296



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

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 7

CASE NUMBER:    401-40783-BJH-11

                                                          MONTH:    AUGUST-01
                                                                 ---------------

QUESTIONNAIRE


                                                                                               YES          NO
                                                                                               ---          --
1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                     X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                 X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                       X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                             X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                              X

6.      Are any Post Petition Payroll Taxes past due?                                                        X

7.      Are any Post Petition State or Federal Income Taxes past due?                                        X

8.      Are any Post Petition Real Estate Taxes past due?                                                    X

9.      Are any other Post Petition Taxes past due?                                                          X

10.     Are any amounts owed to Post Petition creditors delinquent?                                          X

11.     Have any Pre Petition Taxes been paid during the reporting period?                                   X

12.     Are any wage payments past due?                                                                      X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


SEE FOOTNOTE

INSURANCE


                                                                                                         YES          NO
                                                                                                         ---          --

1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                                    X

2.      Are all premium payments paid current?                                                            X

3.      Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS



       TYPE OF POLICY           CARRIER                            PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
       --------------           -------                            --------------           --------------------------

General Liability            Liberty Mutual                         9/1/00-3/1/02           Semi-Annual       $64,657



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

CASE NAME:     KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS


                                                      MONTH:     AUGUST-01
                                                             ------------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER             FOOTNOTE/EXPLANATION
------      -----------             --------------------
1               1                   Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing
3               1                   Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts
                                    and Cash Management System; and (3) Extending Time to Comply with 11 U.S.C. Section
                                    345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of
                                    America lead account is administered by, and held in the name of Kevco Management
                                    Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's
                                    Bank of America DIP account. A schedule allocating receipts and disbursements among
                                    Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                                    Accrual Basis -3.

1               8B                  Pursuant to Asset Purchase Agreements approved by the Court (see prior Monthly
1              22A                  Operating Reports for details), the Kevco Debtors have sold most of their assets.
1              24

1              15A,B,C              Intercompany assets were inadvertently doubled on Debtor's Schedules. The adjustment
1              32                   to equity corrects the error.


1              15B,C                Intercompany receivables/payables are from/to co-debtors Kevco Management Co. (Case
1              22A                  No. 401-40788-BJH), Kevco Distribution, LP (Case No. 401-40789-BJH)' Kevco Holding,
1              27A                  Inc. (Case No. 401-40785-BJH), DCM Delaware, Inc. (Case No. 401-40787-BJH), Kevco
7               3                   GP, Inc. (Case No. 401-40786-BJH), Kevco Components, Inc. (Case No. 401-40790-BJH),
                                    and Kevco Manufacturing, LP. (Case No. 401-40784-BJH).